Exhibit 99.1

FIRST AMENDMENT
TO THE SHAREHOLDERS’ AGREEMENT

among

PERFORMANCE CHEMICALS HOLDING COMPANY,

DOW SAUDI ARABIA HOLDING B.V.,

SAUDI ARABIAN OIL COMPANY,

DOW EUROPE HOLDING B.V.,

and

THE DOW CHEMICAL COMPANY

relating to the

SADARA PROJECT

effective as of June 1, 2012

TABLE OF CONTENTS

Page

1.	DEFINITIONS AND USAGE	2

2.	AMENDMENTS	2

3.	GUARANTOR CONFIRMATION	6

4.	CONTINUATION OF THE SHAREHOLDERS’ AGREEMENT	7

5.	MISCELLANEOUS	7

-i-

FIRST AMENDMENT
TO THE SHAREHOLDERS’ AGREEMENT

This FIRST AMENDMENT TO THE SHAREHOLDERS’ AGREEMENT (this “First Amendment”) is effective as of the 11th day of the month of Rajab, 1433 H., corresponding to the 1st day of June, 2012 G., by and among:

PERFORMANCE CHEMICALS HOLDING COMPANY, a limited liability company duly organized and existing under the laws of The Kingdom of Saudi Arabia (“The Kingdom”) having its head office in Dhahran, The Kingdom (“Saudi Aramco Holdco”) and a wholly-owned subsidiary of Saudi Aramco;

DOW SAUDI ARABIA HOLDING B.V., a private company with limited liability duly organized and existing under the laws of The Netherlands (“Dow Holdco”) and an indirect wholly-owned subsidiary of TDCC;

SAUDI ARABIAN OIL COMPANY, a company with limited liability duly organized and existing under the laws of The Kingdom and established by Royal Decree No. M/8 dated 4/4/1409 H. (corresponding to November 13, 1988 G.) (“Saudi Aramco”);

DOW EUROPE HOLDING B.V., a private company with limited liability duly organized and existing under the laws of The Netherlands (“Dow Europe”); and

THE DOW CHEMICAL COMPANY, a corporation duly organized and existing under the laws of the State of Delaware of the United States of America (“TDCC” and, together with Saudi Aramco Holdco, Dow Holdco, Saudi Aramco, and Dow Europe, the “Parties” and each a “Party”).

RECITALS

WHEREAS, Dow Holdco and Saudi Aramco Holdco have entered into a Shareholders’ Agreement, dated as of October 8, 2011 (the “Shareholders’ Agreement”), with respect to the formation, governance, and management of Sadara Chemical Company;

WHEREAS, Saudi Aramco HoldCo and Dow Holdco desire to amend the Shareholders’ Agreement in accordance with Section 26.5 (Amendments) of the Shareholders’ Agreement and on the terms and conditions set forth in this First Amendment;

WHEREAS, pursuant to a Parent Guarantee, dated as of October 8, 2011 (the “Saudi Aramco Parent Guarantee”), Saudi Aramco has agreed to guarantee the obligations of Saudi Aramco Holdco under the Shareholders’ Agreement;

WHEREAS, pursuant to a Parent Guarantee, dated as of October 8, 2011 (the “Dow Guarantee”, and together with the Saudi Aramco Guarantee, the “Parent Guarantees”), Dow Europe has agreed to guarantee the obligations of Dow Holdco under the Shareholders’ Agreement;

WHEREAS, pursuant to a Secondary Guarantee, dated as of October 8, 2011 (the “Dow Secondary Guarantee”), TDCC has agreed to guarantee the obligations of Dow Europe under the Dow Parent Guarantee; and

WHEREAS, Saudi Aramco, Dow Europe, and TDCC each desire to acknowledge the amendments to the Shareholders’ Agreement made pursuant to this First Amendment and to confirm the ongoing application of the Saudi Aramco Parent Guarantee, Dow Parent Guarantee, and Dow Secondary Guarantee, respectively.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.           DEFINITIONS AND USAGE

Unless otherwise defined in this First Amendment, all capitalized words, terms, and phrases used in this First Amendment and not otherwise defined herein shall have the meanings set forth in the Shareholders’ Agreement for all purposes hereof. All rules as to usage shall apply as set forth in Section 1.2 (Usage) of the Shareholders’ Agreement.

2.           AMENDMENTS

2.1        Saudi Aramco HoldCo and Dow HoldCo agree that, with effect from the date first stated above, the definition of “Related Person” in Section 1.1 (Definitions) of the Shareholders’ Agreement is hereby amended by deleting the definition of “Related Person” in its entirety and replacing it with the following new definition of “Related Person”:

“Related Person” shall mean, in relation to a Shareholder, its Affiliates and any Person in respect of which the Shareholder or one of its Affiliates has the power directly or indirectly to direct or cause the direction of its management and policies and / or in which the Shareholder or one of its Affiliates owns directly or indirectly [***] or more of the equity (but excluding the Company).”

2.2        Saudi Aramco HoldCo and Dow HoldCo agree that, with effect from the date first stated above, Section 6.5(c) (Additional Shareholder Funding) of the Shareholders’ Agreement is hereby amended by deleting Section 6.5(c) (Additional Shareholder Funding) in its entirety and replacing it with the following new Section 6.5(c) (Additional Shareholder Funding):

“(c)       All Subordinated Shareholder Loans shall be identical for all Shareholders (other than in respect of the lender thereunder and the principal amount but including a requirement that such Subordinated Shareholder Loans be drawn on a pro rata basis) and shall:

(i)          bear interest at a market rate consistent with Applicable Laws; and

(ii)         not be subject to repayment on demand by any Shareholder.”

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

2.3        Saudi Aramco HoldCo and Dow HoldCo agree that, with effect from the date first stated above, Sections 12.1(a)-(h) (The Management Team and Senior Officers) of the Shareholders’ Agreement are hereby amended by deleting Sections 12.1(a)-(h) (The Management Team and Senior Officers) in their entirety and replacing them with the following new 12.1(a)-(h) (The Management Team and Senior Officers):

“(a)        The chief executive officer of the Company (the “CEO”) and the senior officers who functionally report directly to the CEO (each and the CEO, a “Senior Officer” and together, the “Management Team”) shall conduct the Business and operations of the Company in accordance with the Approved Operating Plan and the Approved Strategic Business Plan. The initial Management Team shall be comprised of the following: the CEO, a chief financial officer who is vice president of finance (the “CFO”), a vice president of manufacturing and engineering (the “VP – Manufacturing and Engineering”), a vice president of business and services (the “VP – Business and Services”), a vice president of industrial relations (the “VP – Industrial Relations”), a general counsel (the “General Counsel”), and such other Senior Officers as the Board may determine. The term of office for each individual appointed to be a Senior Officer shall be five (5) years unless:

(i)	otherwise decided by the Board in accordance with Section 8.6(j) (Board Action in General), including the removal of a Senior Officer pursuant to a Board resolution in accordance therewith; or

(ii)	such individual resigns from such office.

In the case of the resignation or removal of an individual appointed to be a Senior Officer, the individual appointed in replacement thereof (in accordance with Sections 12.1(b)-(h) below) shall fulfill the remaining term of the individual who has resigned or has been removed.

(b)          Unless a suitably qualified employee directly hired by the Company can be appointed by the Board, the positions of CEO, CFO, VP – Manufacturing and Engineering, VP – Business and Services, VP – Industrial Relations, and General Counsel, along with any other Senior Officer positions, shall be filled by nominees of the Founding Shareholders as provided below. All appointments of Senior Officers shall be made on the basis of merit and performance and shall be subject to the approval of each Founding Shareholder (acting reasonably).

(c)          The Saudi Aramco Founding Shareholder shall have the right to nominate, and the Dow Founding Shareholder shall (subject to Section 12.1(b)) cause the Directors appointed by it to the Board to vote in favor of a resolution to appoint, the CEO during the five (5) year period commencing on the Formation Date (the first such five (5) year period and each subsequent five (5) year period a “Nomination Period”). The CEO shall be the primary executive officer of the Company, shall represent the Company before governmental authorities, judicial authorities, public bodies, and other Persons, and, subject to the terms and conditions hereof, shall be responsible for the general and executive management and daily administration of the Business and operations of the Company. The duties and powers of the CEO shall be determined, and may be amended from time to time, by the Board. The CEO shall also implement decisions of the Board and shall report directly to the Board.

(d)           The Dow Founding Shareholder shall have the right to nominate, and the Saudi Aramco Founding Shareholder shall (subject to Section 12.1(b)) cause the Directors appointed by it to the Board to vote in favor of a resolution to appoint, the CFO during the first Nomination Period. Once appointed and subject to the terms and conditions hereof, the CFO shall oversee and be responsible for financial matters pertaining to the Company. The CFO shall oversee the preparation of the Financial Statements and the Company’s related obligations to the Shareholders and discharge such other duties as shall be determined by the Board and as may from time to time be delegated to him by the CEO (subject to Section 8.6 (Board Action in General)). The CFO shall present reports on the financial condition of the Company from time to time to the CEO and, upon request of any Director, at a meeting of the Board.

(e)           The Dow Founding Shareholder shall have the right to nominate, and the Saudi Aramco Founding Shareholder shall (subject to Section 12.1(b)) cause the Directors appointed by it to the Board to vote in favor of a resolution to appoint, the VP – Manufacturing and Engineering during the first Nomination Period. Once appointed and subject to the terms and conditions hereof, the VP – Manufacturing and Engineering shall oversee and be responsible for operational matters of the Company. The VP – Manufacturing and Engineering shall further discharge any other duties as shall be determined by the Board and as may from time to time be delegated to him by the CEO (subject to Section 8.6 (Board Action in General)). The VP – Manufacturing and Engineering shall present reports on the conduct of the Company’s operations from time to time to the CEO and, upon request of any Director, at a meeting of the Board.

(f)           The Saudi Aramco Founding Shareholder shall have the right to nominate, and the Dow Founding Shareholder shall (subject to Section 12.1(b)) cause the Directors appointed by it to the Board to vote in favor of a resolution to appoint, the VP – Business and Services during the first Nomination Period. Once appointed and subject to the terms and conditions hereof, the VP – Business and Services shall oversee and be responsible for marketing, sales, and supply chain matters of the Company. The VP – Business and Services shall further discharge any other duties as shall be determined by the Board and as may from time to time be delegated to him by the CEO (subject to Section 8.6 (Board Action in General)). The VP – Business and Services shall present reports on the conduct of the Company’s operations from time to time to the CEO and, upon request of any Director, at a meeting of the Board.

(g)           The Saudi Aramco Founding Shareholder shall have the right to nominate, and the Dow Founding Shareholder shall (subject to Section 12.1(b)) cause the Directors appointed by it to the Board to vote in favor of a resolution to appoint, the VP – Industrial Relations during the first Nomination Period. Once appointed and subject to the terms and conditions hereof, the VP – Industrial Relations shall oversee and be responsible for all employment, recruiting, compensation, and human resources matters pertaining to the Company. The VP – Industrial Relations shall further discharge any other duties as shall be determined by the Board and as may from time to time be delegated to him by the CEO and the Compensation Committee (in each case subject to Section 8.6 (Board Action in General)). The VP – Industrial Relations shall present reports on the conduct of the Company’s human resources-related operations from time to time to the CEO and, upon request of any Director, at a meeting of the Board.

(h)           Following the expiration of each Nomination Period, unless a suitably qualified employee directly hired by the Company can be appointed by the Board, the right to nominate the Senior Officers described in Sections 12.1(c)-12.1(g) for the subsequent Nomination Period shall belong to the Founding Shareholder that did not have the right to nominate such Senior Officers during the then expiring Nomination Period. Pursuant to the foregoing, the Founding Shareholder not appointing a Senior Officer shall (subject to Section 12.1(b)) cause the Directors appointed by it to the Board to vote in favor of a resolution to appoint any Senior Officer nominated by the other Founding Shareholder during the relevant Nomination Period.”

2.4          Saudi Aramco HoldCo and Dow HoldCo agree that, with effect from the date first stated above, Annex A (Dispute and Expert Resolution Procedures) to the Shareholders’ Agreement is hereby amended as follows:

(a)	the word “chairperson” in both instances in Section 1.2(b) (Arbitration) thereof shall be deleted and replaced in each instance with the word “president”; and

(b)	the words “Article 10” in Section 1.2(b) (Arbitration) thereof shall be deleted and replaced with the words “Article 12”.

2.5           [***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

3.           GUARANTOR CONFIRMATION

3.1           Each of Dow Europe and Saudi Aramco hereby acknowledges the amendments made to the Shareholders’ Agreement by this First Amendment and confirms that its obligations pursuant to the Dow Parent Guarantee or the Saudi Aramco Parent Guarantee, as the case may be, shall remain in full force and effect in accordance with its terms notwithstanding such amendments.

3.2 TDCC hereby acknowledges the amendments made to the Shareholders’ Agreement by this First Amendment and confirms that its obligations pursuant to the Dow Secondary Guarantee shall remain in full force and effect in accordance with its terms notwithstanding such amendments.

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

3.3           The Parties agree that each of Dow Europe, Saudi Aramco, and TDCC is a party to this First Amendment solely for the purpose of providing the acknowledgements and confirmations in Sections 3.1 and 3.2, as the case may be, and for no other purpose.

4.           CONTINUATION OF THE SHAREHOLDERS’ AGREEMENT

Except as amended by this First Amendment, all other terms and provisions of the Shareholders’ Agreement will remain in full force and effect and are hereby ratified and confirmed by the Parties in all respects. The Shareholders’ Agreement and this First Amendment shall be read and construed as one instrument. As from the date hereof, any and all references in the Shareholders’ Agreement to “this Agreement”, “hereunder” or other derivative description of the Shareholders’ Agreement will be construed as references to the Shareholders’ Agreement as amended by this First Amendment.

5.           MISCELLANEOUS

5.1           Each Party shall pay its own costs in connection with the preparation, negotiation, execution, and performance of this First Amendment.

5.2           Sections 21 (Confidential Information), 24 (Dispute Resolution), 26.2 (Binding Effect) to 26.13 (Reliance) (inclusive), and Annex A (Dispute and Expert Resolution Procedures) (as amended pursuant to the terms of this First Amendment) of the Shareholders’ Agreement shall be deemed incorporated into this First Amendment (with such conforming amendments as the context requires) as if set out herein with each reference to the “Shareholders’ Agreement” being deemed to be a reference to this First Amendment.

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IN WITNESS WHEREOF, the Parties have caused this First Amendment to be signed by their duly authorized representatives as of the date first written above.

PERFORMANCE CHEMICALS HOLDING COMPANY

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FIRST AMENDMENT TO THE SHAREHOLDERS' AGREEMENT

DOW SAUDI ARABIA HOLDING B.V.

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FIRST AMENDMENT TO THE SHAREHOLDERS' AGREEMENT

SAUDI ARABIAN OIL COMPANY

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FIRST AMENDMENT TO THE SHAREHOLDERS' AGREEMENT

DOW EUROPE HOLDING B.V.

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FIRST AMENDMENT TO THE SHAREHOLDERS' AGREEMENT

THE DOW CHEMICAL COMPANY

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FIRST AMENDMENT TO THE SHAREHOLDERS' AGREEMENT